Equity reserves and long-term incentive plan awards - Disclosure of detailed information about amount and movement in deferred share units (Details) - Deferred Share Units [Member] - Share	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of reserves within equity [line items]
Balance, beginning of year	4,830,900	5,068,275
Granted	962,900	1,045,200
Settled in cash	0	(1,194,975)
Forfeited	0	(87,600)
Balance, end of year	5,793,800	4,830,900